UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2145 Hamilton Avenue
San Jose, CA 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing by eBay Inc. under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

On July 19, 2012, eBay Inc. announced updated earnings per diluted share guidance for the quarter ending September 30, 2012 and the year ending December 31, 2012 to account for the expected impact of the company's public debt offering announced earlier on July 19, 2012. A copy of eBay's press release is attached as Exhibit 99.1 to this report.

This press release includes the following financial measure defined as a “non-GAAP financial measure” by the Securities and Exchange Commission (SEC): non-GAAP earnings per diluted share. This measure may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). For a reconciliation of this non-GAAP financial measure to the nearest comparable GAAP measure, see “Business Outlook” included in the attached press release.

The attached press release also contains forward-looking statements relating to, among other things, eBay's future performance and discusses certain factors that may affect eBay's actual results. A more thorough discussion of certain factors that may affect eBay's actual results is included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in eBay's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting the company's investor relations web site at http://investor.ebayinc.com or the SEC's web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in the attached press release, which are based on information available to the company on the date hereof. eBay assumes no obligation to update such statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release dated July 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: July 20, 2012	/s/ Brian H. Levey
Brian H. Levey
Vice President, Deputy General Counsel, and
Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated July 19, 2012